UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
                                          Millburn, New Jersey 07041_______________________
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
                                          Millburn, New Jersey 07041_______________________
(Name and address of agent for service)

Registrant's telephone number, including area code: 305.677.7650

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2021

Item 1. Report to Stockholders.

(a)

Semi-Annual Report
May 31, 2021

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Letter from 1998	13
Portfolio Management Discussion and Analysis	16
Sector Allocation	21
Schedule of Investments	22
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	29
Expense Example	38
Additional Information	40
Privacy Notice	41

GoodHaven Fund

PERFORMANCE as of May 31, 2021

	Six Months	1 Year			Since	Since
	Ended	Ended	5 Years	10 Years	Incept. [1]	Incept. [1]
	05/31/21	05/31/21	Annualized	Annualized	Cumulative	Annualized
GOODX	24.95%	56.00%	9.12%	6.17%	85.17%	6.26%
S&P 500 Index [2]	16.94%	40.30%	17.17%	14.37%	288.95%	14.33%
Wilshire 5000
Total Market Index	16.19%	42.16%	15.19%	11.90%	211.43%	11.85%
HFRI Fundamental
Growth Index [3]	17.61%	42.72%	11.31%	5.48%	70.19%	5.36%
HFRI Fundamental
Value Index [3]	22.68%	47.16%	11.33%	7.48%	106.50%	7.39%
CS Hedge Fund Index [3]	10.72%	18.76%	5.74%	4.17%	51.73%	4.18%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 03/31/11 and an end date of 05/31/21. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX or 1-855-654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.11% as of the most recent Prospectus dated March 30, 2021. Please see the Fund's Financial Highlights in this report for the most recent expense ratio.

“Ask most investors for their future macro predictions and you learn a lot about the person but very little about the future” – Anonymous

July 5, 2021

We are now in the second year of GoodHaven 2.0. Our performance since we last wrote to you was the best absolute and relative six-month period since the Fund’s inception. We accomplished this while still maintaining a small market hedge and the drag of holding some cash. Just as important, though harder to measure, are the unique attributes of our portfolio companies and their attractive forward outlook. Our portfolio of companies, predominantly high return and growing companies, trade at about 16x FY2022 consensus earnings, a 20% discount to the S&P 500 index (“S&P 500”). Finally, despite elevated markets and pockets of speculation we continue to selectively find new investments.

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Over a year ago on March 16, 2020, we posted the following note to our fellow shareholders:

A SPECIAL UPDATE FROM THE GOODHAVEN FUND

The current period of market(s) volatility, declines, and economic and social concerns has reached extreme levels. I have experienced quite a few periods of volatility over the years—as have many of you. Some common threads from all these experiences is how insurmountable the headlines were at those moments and yet with the benefit of time and hindsight how the problems receded and the economy marched forward. This is not meant to minimize the human toll from the COVID-19 virus and we wish you and your family safety and good health. As I mentioned in my last letter, the current structural make-up of markets brings with it more volatility, sometimes accompanied by actual economic dislocations (which we are now seeing more broadly daily), sometimes absent it.  We, in fact, have some direct exposure to industries that are experiencing direct near-term economic dislocations. We continue to be comfortable with these holdings at present. Macro events are evolving and changing rapidly, including the recent collapse in oil prices, and it is not possible to summarize the current environment and my approach to navigating it in a brief memo. However, I wanted to give fellow shareholders an overview update of our current positioning, recent portfolio activity, and outlook.

At present, The GoodHaven Fund has cash/cash equivalents of approximately 19% and shareholder flows have been stable—giving us ample flexibility to opportunistically add to existing investments and initiate new investments amidst the volatility – which we have been doing.

The Fund’s top three positions are now Berkshire Hathaway, Barrick Gold, and Alphabet.  In addition, we have established four new positions during this recent period of volatility. Buying opportunistically during market downturns is consistent with our historic approach, and our focus has been on companies with the economic and competitive strengths to manage through a challenging economy. This is consistent with some of the topics I touched on in more detail in the GoodHaven Fund’s 2019 Annual Report.

Finally, I have added to my investment in The GoodHaven Fund on a regular basis recently, and I am confident in the future outlook for our portfolio. Please contact me directly, or David Gresser at (305) 677-7651, if you would like to discuss anything in more detail.

We are not reflecting on those days to claim market timing, macro or epidemiological skills. However, after our recent strong results it’s important to remember that stock prices, markets and economies will from time-to-time encounter shocking and volatile periods—they are to be expected even if they can’t be predicted. In addition, our portfolio is concentrated—more portfolio volatility comes with the

GoodHaven Fund

territory—sometimes connected to actual business developments, sometimes not. We also want to thank shareholders for their supportive and logical behavior during that unusual period. You were constructive as we tried to see beyond the actual downturn and headlines and invest opportunistically. That has served us all well.

TABLE OF TOP 5 GAINERS & DETRACTORS ($’s)

Contributors (11/30/20 – 05/31/21)	Detractors (11/30/20 – 05/31/21)
Alphabet Inc Cap Stock Cl C	Federal Natl Mtg Assn Pfd 8.25% Sr T
Berkshire Hathaway Inc Class B	PG&E Corp.
Jefferies Financial Group	Federal Natl Mtg Assn Pfd 8.25% Ser S
Birchcliff Energy Ltd.	Federal Natl Mtg Assn Pfd 7.625% Ser R
Devon Energy Corp.	Federal Natl Mtg Assn Pfd Ser N

Berkshire Hathaway remains our largest holding, was close behind Alphabet for our biggest dollar winner, and remains undervalued. We have articulated our Berkshire thesis in recent letters. It’s ironic that despite Berkshire’s storied past, our stance was a contrary one as many long-time Berkshire investors and pundits had grown critical and displeased with the company’s recent strategy and performance. Berkshire’s 2020 annual report detailed a material increase in their share repurchases and improved operating results, all things consistent with our thesis. Berkshire owns fixed assets (PP&E) that are, on a GAAP basis, the largest of any domestic company1 and continues to generate attractive returns on invested capital. In 2020, Berkshire’s repurchase activity meant a shareholder increased their ownership of the company by 5% without having to do anything. Previously, Berkshire rarely repurchased shares in a material way, but 2020 was the largest repurchase on record and the company plans to continue repurchasing if the stock remains undervalued relative to other capital allocation opportunities.  Just recently Berkshire purchased more than $6bn of its shares since the beginning of the second quarter of 2021.

Alphabet’s recent results exceeded our expectations. While we focus our efforts analyzing where our companies’ business results will be in a few years (not next quarter), recent Alphabet results have been impressive. In Q1 2021, revenues grew 32% year-over-year (YOY) and operating margins expanded 1,100 basis points YOY. YouTube was a standout growing revenues 50% YOY. Shares outstanding have actually modestly declined lately as well. We remain watchful of regulatory issues and the appointment of Lina Khan at the Federal Trade Commission (“FTC”) may add to regulatory scrutiny.2

In addition to Alphabet and some new holding(s) discussed below, our exposure to the digital advertising industry has grown. A recent article discussing a report from advertising leader Group M captures the trends here: “Advertising spending in 2021
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[1]	Berkshire Hathaway 2020 Annual Report, page 13 https://www.berkshirehathaway.com/2020ar/2020ar.pdf
[2]	For those who like to get into the weeds on this issue we’d recommend Ms. Khan’s 2017 paper “Amazon’s Antitrust Paradox” https://www.yalelawjournal.org/pdf/e.710.Khan.805_zuvfyyeh.pdf

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is expected to jump 19%, pushed by a 26% jolt in digital ads… And roughly half of all spending will be concentrated at a handful of online behemoths.”3

Jefferies Financial was our next biggest dollar gainer in the period, yet also remains undervalued in our opinion. We are running out of accolades to describe the string of great results at Jefferies. In their just reported six-month period, the core business earned over 35% return on tangible equity (ROTE) and more than doubled pre-tax income versus the prior year’s six months. Book value and tangible book value/share are now $40.77 and $30.29 respectively. Students of capital allocation should study Rich Handler. Over the last three years, Jefferies has repurchased 123 million shares for $2.6 billion at an average price of $21.04/share. Astute repurchases materially benefit remaining owners. While it’s reasonable to expect some normalization of Jefferies recent great results, Jefferies has gained market share in its core business and has a culture adept at finding new niches to earn good returns, while helping clients, and when existing niches become less profitable. Even if a more normalized ROTE is in store, we think that level will be materially higher than it has been in the recent past.

Our portfolio in aggregate has a material exposure to businesses that are in many ways “financial companies.”4  Holdings that are directly/indirectly involved in commercial banking, investment banking/trading, asset management, insurance, and conglomerates with investments in those sectors, include: Jefferies, Bank of America, JP Morgan, Berkshire, Brookfield Asset Management, Alleghany, Progressive, KKR, Exor, Chubb, and Guild Holdings. Many of these sectors have remained undervalued over the last few years, beset by different investor worries such as 1) low interest rates/spreads will never improve, and may worsen, ala “Japanification,”5 2) newer “fintech” competitors will take material market share from existing players, 3) trading and loan losses will overwhelm capital in a downturn, ala the global financial crisis, and 4) climate change will increase insurance risks and more. These are good concerns, and we feel we have good answers, and so we have found these areas to be a fertile category for new and larger investments. We are pleased with our exposure and results from this eclectic group.

I once had a consultant reach out to me while considering giving me some money to manage. Our exchange went something like this. He asked, “How should I describe you to my clients?” I said “smart, honest, and very good looking.”  “Larry – I meant what investment style; value, growth, deep value, Growth At A Reasonable Price (“GARP”), Small And Mid Caps (“SMID”) value, SMID growth or….?” I said “oh, I never realized it was that complicated!” I have tried in the last few letters to clarify
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[3]	“Global Ad Spending Expected to Rebound Faster Than Previously Forecast” WSJ Alexandra Bruell 6/14/21
[4]	This is a broad category reference for discussion purposes – it is not a formal regulatory definition.
[5]
Japanification, or Japanisation, is the term economists use to describe the country’s nearly 30-year battle against deflation and anemic growth, characterized by extraordinary but ineffective monetary stimulus propelling bond yields lower even as debt burdens balloon.

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what I think value investing is and what it is not. The most important value investing precepts are the following: stocks are part ownership of a real business, only invest where one has a “margin of safety,” the buffer between the price one pays for an investment and a rough assessment of the intrinsic value of the business or asset today, and MORE importantly tomorrow.6  Having some cushion helps protect against negative business surprises. Then, never forget that stock price fluctuations are there to provide you with opportunities not insights. Married to this is my desire to focus on better quality companies that grow and earn high returns, have manageable leverage, and are well run. I’ve been including my old 1998 letter recently not to prove that I don’t throw things out, or that I’m not as young as I look, but that these are old concepts that needed re-emphasizing. Isn’t all true investing in any business or asset value investing—the desire to put capital to work at a price that you can hopefully earn an attractive return over time based on the progress of the business/asset, with ample downside protection. If someone suggested you buy an apartment building for $10 million that was worth $7 million, but maybe you can sell it to an unsuspecting buyer for $12 million tomorrow—maybe you can—but that’s speculating, not investing. Growth is a component of value. A growing income stream is often worth more than a static one. Buying a business with low growth or in decline can work, but you better buy it cheap and even so it’s not easy. Buying a business at a price that necessitates an extraordinary level of growth to earn a return might work out fine, though the pain for anything but perfection will be severe. We never forget that business success and allocating capital is still probabilistic—we try to and invest where the odds favor material upside and manageable downside over time. Investing for above average returns is not certainty, we leave dogmatic certainty to newsletter writers and politicians. So “value investor” was of course my answer and a reminder of what it is and is not will continue to grace these pages from time to time.

That’s a nice segue into some comments on our biggest purchase in the period which was Facebook. Core to our thesis are the network effects of their social network and leadership in digital advertising which in our view are durable competitive advantages that will be very hard for others to replace. The potential growth opportunities are also significant. Facebook ad revenues make up only ~15% of industry ad spend, and several of its products are under monetized. Facebook is of course the social media juggernaut encompassing Facebook, Instagram, Messenger, WhatsApp and Oculus VR.

From 2018 through 2020 revenues have grown from $56 billion (“bn”) to about $86bn. Net income during this period has gone from $22bn to $29bn and earnings per share from $7.57 to $10.09. Returns on invested capital are above 30% and the company has a fortress balance sheet with no debt and cash of about $62bn.  The stock was weak earlier in 2021 mostly over concerns about Apple’s planned iOS privacy changes which would likely negatively impact many iPhone applications that
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[6]	Perfect analyses of a business only exist in theory not in practice.

GoodHaven Fund

track and sell user data, including Facebook/Instagram and the overhang of continuing regulatory investigations.7  In addition, many investors “rotated” out of so-called growth companies as interest rates rose which struck us as silly in Facebook’s instance. After analyzing and re-analyzing our thoughts on these changes, the possible impact to Facebook and its likely future growth prospects and more, we made several purchases and are prepared, at a price, to make additional purchases. We believe we made these purchases (at a bit below $260/share) at about 18x 2022 earnings (ex-cash), or a beginning earnings yield of about 5.5%. For a company with these dominant moats, long growth tailwinds and strong leadership, we feel we bought value. Financial results since our purchases have been stronger than we expected. A recent industry article stating “Facebook Cost Per Thousand (“CPM’s”) are back at pre-pandemic levels – and they are still growing” says it well.8  The implied multiple to what we think earnings are likely to be in 3 or 4 years is even more compelling.

Our next biggest purchase in the period was to increase our holdings in Progressive Corporation. We said the below when we made our initial purchases over a year ago:

“A glance at Progressive’s historic results and underlying returns might cause one to forget that they are primarily in the auto insurance industry. Top line growth of 17%, 20%, 14% and 13% in each of the last four years. A return on equity during those years ranging from 13% – 31%. Growth in insurance, or banking for that matter, should be suspect at first—it’s easy to put new business on the books—only over time do you find out that profitability. However at Progressive the long-term underwriting results are exemplary and they are the industry leader in technology and data analytics. In the near-term there will be unusually high levels of profitability with the cessation of much driving (and losses) and perhaps in the summer more than normal driving (and maybe losses)—both of those are the near-term noise around this long-term story. Their investment portfolio will also see some obvious near-term weakness. However with a necessary core product, a market share of around 11% in auto insurance and sensible new lines of business just beginning I think our purchases made at around 13X earnings will yield strong long-term results and the position can get bigger opportunistically.”

An obvious long-term trend to keep an eye on is autonomous driving and if it leads to less accidents and potentially less of a need for auto insurance coverage. In the meantime as the WSJ just wrote “..since cutting back in the financial crisis, more consumers have been adding to their number of household vehicles – buying a third
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[7]
These iOS changes may help Alphabet as laid out well in this article – WSJ 7/5/21 “After Apple tightens tracking rules, advertisers shift spending toward android devices.” https://www.wsj.com/articles/after-apple-tightens-tracking-rules-advertisers-shift-spending-toward-android-devices-11625477401

[8]	https://www.adexchanger.com/social-media/facebook-cpms-are-back-at-pre-pandemic-levels-and-theyre-still-growing/

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car for the family instead of getting by on two, for example…..the total number of vehicles in operation in the USA has risen about 10% since 2013, to around 279 million, according to IHS.”9  Overall, we were happy to have had a chance to increase our position at an attractive price for this high-quality company.

Other new opportunistic buys in the period include the Chinese technology company Alibaba Group and Guild Holdings—more on these positions in our future letters. We also added to our position in PG&E. Despite fully priced stock markets and pockets of excess, we continue to find plenty of new potential (and attractively valued) investments to consider. Our portfolio is eclectic in makeup, evolving within our mandate and circle of competence as opportunities present themselves. We own some very large companies and some small companies. Most holdings are domestic, but a growing number are not— including our first Chinese holding. We like our flexible mandate and I remind you of some of the process observations I made in early 2020 after our reorganization:

“Further and even with extensive experience, a review of our past process leaves me reminded that: 1) growing high return companies are special; 2) without a catalyst, intrinsic value better be rising as you sleep; 3) there is no shame in jumping over lower hurdles; and 4) it’s not an IQ test – decision making, insights and position sizing are critical aspects of performance. Of course, material realized losses are just unacceptable. Despite my insistence that our process always improve, it’s also usually a bad idea when allocating capital to immediately do what you wish you had done three or four years ago.”

During the period, we fully exited Spectrum Brands, and recently materially reduced our Birchcliff Energy position after Birchcliff’s stock price recently doubled. Despite our renewed focus on higher capital return businesses, we have opportunistically maintained a material energy exposure, with Devon Energy our biggest sector commitment. The company has adopted a thoughtful dividend plan (includes both a fixed and variable component), often the right approach (versus buybacks) for a commodity company, and with oil at recent levels the level of cash generation is substantial.  Devon’s new shale strategy prioritizes returns on capital and cash return to shareholders over production volume growth.  Another distinction from prior cycles is that while the global economy and air travel demand continues to recover, U.S. oil production growth has been muted and in a tight range this year.10

In concluding last quarter’s discussion about our two holdings, Builders FirstSource and Lennar, operating in/around the housing sector we previously said: “by the way, Lennar’s impressive progress towards a more “capital light” business model has accelerated lately—more on that in a future letter perhaps.” Lennar’s
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[9]	“Americans are Keeping Their Cars Longer, As Vehicle Age Hits 12 years” WSJ 6/15/21
[10]	For a good summary of the industry’s new mindset – for now – read the Financial Times “US Shale Patch Resists Temptation For a New Drilling Rush” from 6/28/21

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recent actions deserve that mention now.  Our original pre-COVID Lennar thesis centered around a very well-managed company, strong insider ownership, a consolidating industry favoring scale players, a nationally under-supplied single family housing market, a cheap stock price and a business that was transitioning into a higher return operating model. That progress has accelerated with Lennar’s recent announcement(s) of: a proposed spin-off of certain technology assets, progress on increasing controlled (vs. owned) homesites on a percentage basis, a new single-family home rental venture and continued robust earnings. Lennar also returned to repurchasing its shares. We believe the shares remain undervalued—especially the “B” voting shares which we own that trade at a ~20% discount to the non-voting but more liquid “A” shares. Freddie Mac recently stated that the domestic market is under-supplied by almost 3.8 million single family units. One of these days the red hot housing market will slow—in fact a more normalized pace of demand might be better—as Lennar and its brethren are striving to balance very strong demand with higher raw materials and tight labor markets. While we trimmed our Builders FirstSource position to free up funds for new buys, we remain very constructive on both Builders and Lennar’s long-term prospects. Expect periodic normal demand slowdowns from time to time, though we think slowdowns will be less pronounced than in prior cycles.

Our eclectic portfolio includes both some well recognized companies and some very obscure ones. Periodic mean reversion, where the mighty fall due to capitalism’s competitive and destructive nature, is healthy and to be expected. Mr. Buffett touched on this in slides he presented at the 2021 Berkshire Hathaway annual meeting. Glancing at some of the biggest public companies from say 1999 is a reminder of this.11  The last few decades have been unkind to the owners of Ford, Exxon Mobil, General Electric and AT&T—mostly due to eroding businesses though excessive valuation hurt too. There are no “one decision” investments as this list reminds us. We shall always closely monitor our handful of “household name” companies—as we hope they do with their businesses—with the late Andy Grove’s words that “only the paranoid survive” always in mind.

We keep an eye out for true special situations from time to time: reorganization securities, distressed debt, liquidations and other non-correlated market opportunities. These can entail more risk than traditional holdings and so position sizing is important. We initiated a position(s) in the junior preferred shares of Fannie Mae a few years ago after following this complex situation for a long time. Fannie Mae (and its sister company Freddie Mac) play a critical role in the domestic housing market by providing liquidity and credit support for the single and multi-family mortgage market. These historic quasi private/public companies functioned well for many years before both companies strayed from their core mandate, encountering massive liquidity and credit problems during the global
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[11]	https://money.cnn.com/magazines/fortune/fortune500_archive/full/1999/

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financial crisis, and were placed into Conservatorship by the FHFA (Federal Housing Finance Agency) in the fall of 2008. The common and junior preferred shares remained outstanding but plunged in price then.

In exchange for providing both companies with access to $200bn of liquidity, the U.S. Treasury was given warrants on 79.9% of the ownership of each company. In addition, in 2012 an amended agreement (which lead to much shareholder litigation) was entered and entitled Treasury to all future profits of both companies (Net Worth Sweep – NWS), replacing a 10% interest charge on amounts drawn from the liquidity available from Treasury.12

Our Fannie thesis has been that given the core profitability, the small dollar amount of the junior preferred’s outstanding, relative to what a reorganized balance sheet might look like, the fact that the government has been paid back and more on its capital infusion, the uniqueness of the companies, the movement to eventually exit conservatorship, and the material optionality and the considered downside, we liked our risk/reward ratio.  We believe the opportunity for strong returns in a restructuring outweighed the downside risks.

Our view remains that Fannie had returned to its core operating mandate and that the housing market could not function without both companies. Fannie is very profitable (we expect normalized net income regularly over $12 billion/year) and that these junior preferred’s are, in effect, warrants that don’t expire. A move was begun under the last administration, by both the Treasury and FHFA, to set both companies on a path to eventually exit conservatorship. A massive amount of new capital would need to be raised from investors to accomplish this, which given the profitability and predictability of the remade company, did not strike us as insurmountable. However, the government would need to restructure its ownership, address the pending litigation and work with Congress to accomplish a plan. Some progress was made on this at the end of last year, as new capital rules were adopted and the NWS was halted— allowing the companies to build capital— for now. This was a priority in the Trump administration but so far is not one for the Biden administration (who recently fired the head of the FHFA).13  While we never counted on a legal victory in our thesis—a political solution is what’s needed—the negative tone of the recent Supreme Court ruling makes the political path forward much less likely for now.  The junior preferred’s have declined recently and are now priced at a fraction of par value and have not been paying dividends since 2008.  There are only about $19 billion par value of Fannie Mae junior preferred’s outstanding. We will update you in the future on this volatile position which we have sized as a small position for its added level of risk.

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[12]	Amended again in early 2021
[13]
Is the latest tone from Washington to focus on boosting home ownership vs. having the GSE’s exit conservatorship a view that potentially helps our housing related companies while hurting our FNMA Pref’s? Maybe.

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Way back in 2015, when discussing very low interest rates, money printing, and more Berkshire Vice Chairman Charlie Munger said: “I think something so strange and so important is likely to have consequences. I think it’s highly likely that the people who confidently think they know the consequences —none of whom predicted this—now they know what’s going to happen next? Again, the witch doctors. You ask me what’s going to happen?  Hell, I don’t know what’s going to happen. I regard it all as very weird. If interest rates go to zero and all the governments in the world print money like crazy and prices go down—of course I’m confused. Anybody who is intelligent, who is not confused, doesn’t understand the situation very well. If you find it puzzling, your brain is working correctly.” The above summary of things is more relevant than ever given the additional enormous fiscal and monetary stimulus of the last 14 months. Now we actually have rising inflation which some think will be transitory, and others think will persist. Both camps are completely 100% certain they know exactly what will happen—such certainty is always a silly point of view to have in areas like this. Munger’s caustic style aside, I think he makes important points not only about the unusual economic set of circumstances but also about the difficulty in accurately predicting the effect these things have had and will have on markets. A big question remains how will markets/economies react when central banks begin removing stimulus measures. I am always reminded that it’s not what you don’t know that often gets you in trouble, it’s in not knowing what you don’t know that does. What’s better to own if inflation is more persistent, a group of higher return/growing companies, some exposure to an alternate currency—or both?

Most recently, the overall environment appears to be an acceleration of trends discussed in our last letter—economic and societal healing and progress, more debt in the system and higher asset prices. There is no shortage of startling recent statistics. “Over a 3-month period in 2020 the USA increased the budget deficit more than during the last 5 recessions combined. Over a 6-week period in 2020 the Fed bought more treasuries than in the 10 years under Bernanke and Yellen.”14  While there is no shortage of excess and speculation out there, we continue to find periodic new opportunities.

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[14]	Stan Druckenmiller, CNBC 2/5/21

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I thank all fellow shareholders for their continued confidence. As GoodHaven 2.0 continues to unfold, we are eager to add more like-minded new investors, please keep us in mind. I also thank our Fund Board of Trustees and long-time partner and investor Markel for their support and wise counsel.

Stay healthy and safe.

Larry Pitkowsky

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

It is not possible to invest directly in an index. Must be preceded or accompanied by a prospectus.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

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Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

References to other mutual funds should not be interpreted as an offer of these securities. Please see the Schedule of Investments for a full list of fund holdings.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund

LETTER FROM 1998

TYPES OF SECURITIES

There are roughly three types of companies/securities that I will normally invest in: great businesses, average businesses, and a few other investment opportunities which fall outside the first two categories.

I.	Great Businesses

Great businesses are companies which have the following characteristics (taken almost verbatim from John Train’s wonderful book, The Money Masters):

l.)	they have good returns on capital
2.)	they are in businesses which are easily understandable
3.)	they see their profits in cash
4.)	they have strong franchises and the freedom to price
5.)	they don’t require a genius to run them
6.)	their earnings are predictable
7.)	they are not natural targets of regulation
8.)	they have low inventories and high turnover of assets
9.)	the management is owner oriented

As great businesses are normally unavailable at “distressed” prices, I hope to buy them at a reasonable price in relation to earnings or cash flow.

The real trick is finding a company with a unique competitive position and a predictable earnings stream. Moreover, one must find it first, before all other investors, so that its price is still reasonable. While companies with these characteristics are rare, locating just a few can provide for attractive long-term appreciation.  Companies that I think fit this group include: Washington Post2, Freddie Mac1, and Franklin Electric2.

When I find a company of this type I think very little about the overall stock market. I view such a purchase as similar to buying a piece of a private company, which would not have a price quotation in the daily paper.  Instead, I concentrate on the company’s competitive strengths, management, and future earnings/cash flow ability.

_________

[1]	PaineWebber, Mitchell Hutchins and or its employees may have positions in this security. This stock is rated Buy-l by PaineWebber research (FRE: $58 5/8).
[2]	PaineWebber, Mitchell Hutchins and or its employees may have positions in this security. This stock is not followed by PaineWebber research.

GoodHaven Fund

LETTER FROM 1998 (Continued)

I do not rule out any industries for potential investments. However, investing in general, but especially those falling within this group, requires one to draw certain conclusions about the future, such as: What will this industry look like in a few years, who will the market leaders be, what will the profit margins look like, what new competition will come along, etc. Imagine that in 1982, as the home Personal Computer market was just beginning, you were given a magical look into the future.  You were told that in 1998 home PC penetration would reach about 50%. With knowledge of the future in tow would you have been willing to invest 30% of your net worth in the top three home PC makers of 1983? Ironically, the performance, since 1983, of the then top three, Commodore, Tandy, and Wang, has been dismal.3   The way this fast-changing industry has evolved has surprised even its earliest and most dominant companies.

Great businesses are hard to find. Therefore, I intend to hold these positions for a long time, provided that the valuations do not become ridiculously high and the companies’ future business prospects do not change significantly. Clients should be aware that I am normally willing to keep shares of a great business even if those shares are somewhat overvalued.  Bearing in mind how difficult it is to find these types of companies, and in light of capital gains taxation for certain accounts, I typically do not sell such securities if they become slightly overvalued. While this certainly hurts short-term performance in the event that the price corrects, I am much more concerned with making decisions that will maximize our long-term performance. Occasionally, I may reduce our holdings in these types of companies if I feel it is appropriate.

II.	Average Businesses

Average businesses are companies with only average profitability, which I might purchase at extremely cheap valuations. In such cases, I am looking for a catalyst to unearth a hidden value”, as we will not accomplish much if the position remains “cheap” indefinitely.

The biggest difference between a great business and an average business is when an average business becomes fairly priced it must be sold.  This is because the underlying business’s “intrinsic value” is not growing at an acceptable rate. Therefore, the smart move is to sell the shares after they have received an appropriate valuation.

Companies past and present in this group include CNA Financial4 and Sedgwick4.

__________

[3]	“Net for Naught,” Edward Kerschner – PaineWebber
[4]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is not followed by PaineWebber research.

GoodHaven Fund

LETTER FROM 1998 (Continued)

III.	Other

Occasionally, I will consider investment opportunities which fall outside the first two categories. These might include: 1) a distressed bond or preferred 2) a distressed closed-end fund 3) a holding company run by people I trust and admire (for example, Berkshire Hathaway6, Loews5, Leucadia5, etc.) 4.) a liquidation, arbitrage, spin-off, or workout, where a timetable exists for a specific corporate action, such as Mission West Properties5.

__________

[5]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is not followed by PaineWebber research.
[6]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is rated Attractive-2 by PaineWebber research (BRK/A: $63,600).

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The Net Asset Value (“NAV”) of the GoodHaven Fund was $32.44 at May 31, 2021, based on 3,084,657 shares outstanding. This compares to the Fund’s NAV of $26.08 at November 30, 2020 and NAV of $20.89 at May 31, 2020 and an NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a capital gains distribution in 2020, it did pay an income distribution of $0.11956 per share which reduced per share NAV on the ex-dividend date (December 11, 2020). Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date. Please note that except where otherwise indicated, discussions in this Management Discussion and Analysis (“MD&A”) relate to the period ended May 31, 2021.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the advisor which was subsequently completed. Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019. As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX or 1-855-654-6639.

During the recent semi-annual period and previous twelve months the Fund exhibited strong absolute performance and materially outperformed the S&P 500 Index. While value strategies in general have experienced better relative performance lately, the Fund has benefited in recent periods from an improved investment and security selection process, opportunistic purchases during the 2020 downturn, strong business results from its investments. In addition, securities markets have in general materially rebounded from the difficult period around the downturn in the spring of 2020. We continue to note that the Fund’s portfolio looks very different than the S&P 500 in composition and concentration and has a number of non-correlated investments and a material cash holding.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization appears to have helped improve the investment process, decision making, and recent performance. The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

The portfolio manager believes that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months. Moreover, as we have noted, value investing has been out of favor for an extended period of years. Please note that the S&P 500 is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies. There are other indexes whose performance may diverge materially from that of the S&P 500. Below is a table of the Fund’s top ten holdings and categories as of May 31, 2021:

Top 10 Holdings[1,3]	%	Top 10 Categories[2]	%
Berkshire Hathaway		Diversified Holding Companies	16.7%
Inc. – Class B	14.6%	Computers & Software	16.3%
Alphabet Inc. – Class C	12.8%	Financial Services	12.1%
Jefferies Financial Group Inc.	7.8%	Oil & Gas Exploration
Barrick Gold Corp.	6.4%	& Production	9.2%
Devon Energy Corp.	4.5%	Property/Casualty Insurance	8.1%
Builders FirstSource, Inc.	4.4%	Cash & Equivalents	7.6%
Lennar Corporation – Class B	4.1%	Metals & Mining	6.4%
STORE Capital Corp. – REIT	3.9%	General Building Materials	4.4%
Alleghany Corp.	3.6%	Banks – Diversified	4.3%
The Progressive Corp.	3.5%	Home Builder	4.1%
Total	65.6%	Total	89.2%

[1]	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
[2]	Where applicable, includes money market funds and short-term Government and Agency Obligations.
[3]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund continued to experience net outflows in 2021 although such outflows on a net basis have diminished in recent months and assets appear reasonably stable. Since the inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals. We believe this was primarily caused by shareholders who were attracted by the potential for the potential performance of a concentrated value fund but found it difficult to handle the volatility in results as well as certain structural industry issues impacting many active funds.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult. During the most recent fiscal year, the portfolio manager was able to undertake actions to avoid creating taxable capital gains during 2020 without materially affecting portfolio values. Although the Fund has a net gain on its overall portfolio, it retains a loss-carry forward that is available to offset a portion of the current unrealized profit in the Fund. The Fund’s investments are stated as of May 31, 2021, and the amounts and rankings of the Fund’s holdings today may

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the six-month period ending May 31, 2021 were: Alphabet, which rose as top and bottom-line growth was strong, and Berkshire Hathaway, which saw its diverse group of holdings rebound and it repurchased its own shares at an aggressive pace.  Jefferies Financial also rose as it continued to report strong earnings in its core banking and trading businesses.  Birchcliff Energy and Devon Energy increased as higher oil & gas prices and disciplined spending and capital allocation lead to stronger financial results. The Fund’s investments having the most negative impact on the portfolio for the period ended May 31, 2021 were: PG&E, which fell on potential concerns over continuing difficult wildfire risk issues, and a basket of holdings in Fannie Mae Junior preferred’s, as initiatives to work towards exiting Fannie Mae from conservatorship have materially stalled post the 2020 domestic presidential and congressional elections.

The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment. The opposite may be the case in that price declines may represent significant investment opportunities. In the six months ended May 31, 2020, the largest single factor affecting performance was a broad decline in financial markets in the February and March timeframe as the COVID-19 global pandemic led to unprecedented widespread weaker economic results in many sectors. The portfolio manager made a material number of new investments during this period of distressed markets. This was followed by a material rebound in financial markets during the subsequent year, leading to an increase in the portfolio for the last twelve months. The portfolio manager generally does not try to predict macroeconomic or market swings and prefers instead to try to be prepared to behave opportunistically to the environment.

The Fund’s turnover rate of 8% for the period, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor. Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund. Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a liquidity position is an important part of portfolio management. Since inception, the Fund has continued to have liquidity available both in cash holdings as well as short-term fixed income investments. In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

time to time. Over time, we expect the Fund’s level of cash to vary significantly and could be materially lower than in recent years and as shown on the most recent Schedule of Investments. In addition, the portfolio may in the future be more concentrated in its holdings than in the past—consistent with its prospectus—which could increase volatility materially. Finally, the Fund periodically invests in special-situations which may entail a greater level of risk and potential for loss.

We continue to believe that having some cash cushion provides a strategic advantage. The Fund was able to make material opportunistic purchases during the recent downturn without selling undervalued securities due to cash on hand. Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear. However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time. At times when liquidity is high, the Fund may underperform a strongly rising stock market. We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame. The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period. Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

The COVID-19 global pandemic, and a potential resurgence of it or a variant virus, is still a material economic, market and portfolio risk and after a period of improving domestic health statistics certain international health statistics are now worsening providing a material amount of economic and market uncertainty and risk.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639. Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

As of May 31, 2021, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 122,000 shares of the Fund. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

ASSET/SECTOR ALLOCATION at May 31, 2021 (Unaudited)

Asset/Sector	% of Net Assets

Diversified Holding Companies	16.7%
Computers & Software	16.3%
Financial Services	12.1%
Oil & Gas Exploration & Production	9.2%
Property/Casualty Insurance	8.1%
U.S. Government Securities	7.0%
Metals & Mining	6.4%
General Building Materials	4.4%
Banks-Diversified	4.3%
Home Builder	4.1%
Real Estate	3.9%
Utilities	1.8%
Government Agency	1.5%
Oil & Gas Equipment & Services	1.4%
Industrial Supplies	1.1%
Mortgage Banking	1.0%
Cash & Equivalents [1]	0.6%
Miscellaneous Securities	0.1%
Total	100.0%

Equities are classified by sector.  Debt is classified by asset type.
[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited)

Shares	COMMON STOCKS – 90.8%	Value
	Banks-Diversified – 4.3%
70,000	Bank of America Corp.	$2,967,300
8,000	JPMorgan Chase & Co.	1,313,920
		4,281,220

	Computers & Software – 16.3%
5,000	Alibaba Group Holding Ltd. [1]	1,069,800
5,310	Alphabet Inc. – Class C [1]	12,805,384
7,300	Facebook Inc. – Class A [1]	2,399,729
		16,274,913

	Diversified Holding Companies – 16.7%
50,200	Berkshire Hathaway Inc. – Class B [1]	14,529,888
25,000	EXOR NV	2,155,992
		16,685,880

	Financial Services – 12.1%
36,555	Brookfield Asset Management, Inc. – Class A	1,840,179
242,512	Jefferies Financial Group Inc.	7,791,910
45,000	KKR & Co, Inc.	2,506,050
		12,138,139

	General Building Materials – 4.4%
99,400	Builders FirstSource, Inc. [1]	4,427,276

	Home Builder – 4.1%
51,946	Lennar Corporation – Class B	4,067,891

	Industrial Supplies – 1.1%
32,805	Systemax Inc.	1,125,868

	Metals & Mining – 6.4%
264,650	Barrick Gold Corp.	6,372,772

	Mortgage Banking – 1.0%
65,000	Guild Holdings Co. – Class A [1]	1,020,500

	Oil & Gas Equipment & Services – 1.4%
96,600	TerraVest Industries, Inc.	1,425,751

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

Shares	COMMON STOCKS – 90.8% (Continued)	Value

	Oil & Gas Exploration & Production – 9.2%
978,100	Birchcliff Energy Ltd.	$2,785,203
170,361	Devon Energy Corp.	4,524,788
75,667	Hess Midstream LP – Class A	1,927,238
		9,237,229

	Property/Casualty Insurance – 8.1%
5,050	Alleghany Corp.	3,618,678
6,000	Chubb Ltd.	1,019,940
35,000	The Progressive Corp.	3,467,800
		8,106,418

	Real Estate – 3.9%
114,000	STORE Capital Corp. – REIT	3,921,600

	Utilities – 1.8%
177,400	PG&E Corp. [1]	1,798,836
	TOTAL COMMON STOCKS
	(Cost $46,634,392)	90,884,293

	PREFERRED STOCKS – 1.5%
	Government Agency – 1.5%
10,000	Federal National Mortgage Association,
	Series N 5.500% [1,2]	98,750
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2]	78,314
59,980	Federal National Mortgage Association,
	Series R, 7.625% [1,2]	349,683
27,846	Federal National Mortgage Association,
	Series S, 8.250% [1,2,3]	177,379
131,581	Federal National Mortgage Association,
	Series T, 8.250% [1,2]	803,960
		1,508,086
	TOTAL PREFERRED STOCKS
	(Cost $1,948,772)	1,508,086

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 7.0%	Value

	United States Treasury Bills – 7.0%
$5,000,000	0.020% due 7/22/2021 [4]	$5,000,018
2,000,000	0.030% due 10/21/2021 [4]	1,999,901
		6,999,919

	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $6,999,630)	6,999,919

MISCELLANEOUS	Notional
SECURITIES – 0.1% [5,6]	Value
TOTAL MISCELLANEOUS
SECURITIES
(Cost $162,646)	$17,851,700	100,513
Total Investments
(Cost $55,745,440) – 99.4%		99,492,811
Cash and Other Assets in
Excess of Liabilities – 0.6%		558,406
TOTAL NET ASSETS – 100.0%		$100,051,217

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Variable rate dividend; rate shown is rate of last dividend.
[4]	Rate represents the annualized effective yield to maturity from the purchase price.
[5]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.
[6]	Notional value related to derivatives only.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2021 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $55,745,440) (Note 2)	$99,492,811
Cash	587,049
Receivables:
Investment securities sold	70,404
Dividends and interest	67,861
Total assets	100,218,125

LIABILITIES
Payables:
Investment securities purchased	74,016
Fund shares redeemed	53
Management fees	75,959
Support services fees	16,880
Total liabilities	166,908

NET ASSETS	$100,051,217

COMPONENTS OF NET ASSETS
Paid-in capital	$61,295,101
Total distributable (accumulated) earnings (losses)	38,756,116
Net assets	$100,051,217
Net Asset Value (unlimited shares authorized):
Net assets	$100,051,217
Shares of beneficial interest issued and outstanding	3,084,657
Net assets value, offering and redemption price per share	$32.44

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2021 (Unaudited)

INVESTMENT INCOME
Dividend income
(net of $12,380 in foreign withholding taxes)	$518,183
Interest	2,433
Total investment income	520,616

EXPENSES
Management fees	408,945
Support services fees	90,877
Total expenses	499,822
Net investment income (loss)	20,794

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments & foreign currency	821,433
Net change in unrealized appreciation/depreciation
on investments & foreign currency	19,409,650
Net realized and unrealized gain (loss)	20,231,083
Net increase (decrease) in net assets
resulting from operations	$20,251,877

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2021	Year Ended
	(Unaudited)	November 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$20,794	$363,172
Net realized gain (loss) on investments
& foreign currency	821,433	(91,958)
Change in unrealized appreciation/
depreciation on investments
& foreign currency	19,409,650	5,216,991
Net increase (decrease) in net
assets resulting from operations	20,251,877	5,488,205

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(382,219)	(1,225,618)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares [1]	(3,817,928)	(14,535,101)
Total increase (decrease) in net assets	16,051,730	(10,272,514)

NET ASSETS
Beginning of period/year	83,999,487	94,272,001
End of period/year	$100,051,217	$83,999,487

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2021		Year Ended
	(Unaudited)		November 30, 2020
	Shares	Value	Shares	Value
Shares sold	35,591	$1,008,810	84,458	$1,714,482
Shares issued in
reinvestment
of distributions	12,319	323,750	43,372	1,067,832
Shares redeemed [2]	(184,357)	(5,150,488)	(758,483)	(17,317,415)
Net increase
(decrease)	(136,447)	$(3,817,928)	(630,653)	$(14,535,101)

[2]	Net of redemption fees of $451 and $511, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,
	2021	Year Ended November 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value at
beginning of period/year	$26.08	$24.48	$23.43	$23.58	$23.37	$20.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.01	0.10	0.42	0.11	(0.04)	0.02
Net realized and unrealized
gain (loss) on investments	6.47	1.82	0.90	(0.26)	0.25	2.83
Total from
investment operations	6.48	1.92	1.32	(0.15)	0.21	2.85

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.32)	(0.27)	—	—	—
Total distributions	(0.12)	(0.32)	(0.27)	—	—	—
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value at
end of period/year	$32.44	$26.08	$24.48	$23.43	$23.58	$23.37

Total return	24.95%[3]	7.93%	5.83%	(0.64)%	0.90%	13.89%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end of
period/year (millions)	$100.1	$84.0	$94.3	$109.5	$208.2	$271.6
Portfolio turnover rate	8%[3]	32%	8%	13%	14%	8%
Ratio of expenses to
average net assets	1.10%[4]	1.11%	1.11%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.05%[4]	0.44%	1.81%	0.47%	(0.16)%	0.07%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2021. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$90,884,293	$—	$—	$90,884,293
Preferred Stocks	1,508,086	—	—	1,508,086
U.S. Government
Securities	—	6,999,919	—	6,999,919
Miscellaneous
Securities	—	100,513	—	100,513
Total Investments
in Securities	$92,392,379	$7,100,432	$—	$99,492,811

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

Statement of Assets & Liabilities

Fair values of derivative instruments as of May 31, 2021:

	Asset Derivatives as		Liability Derivatives as
	of May 31, 2021		of May 31, 2021
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:	Investments in
Put Options Purchased	securities, at value	$79,920	None	$ —

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2021:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(555,953)	$6,873

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year-ended November 30, 2020, the Fund had short-term capital loss carryovers of $1,499,466 and long-term capital loss carryovers of $4,333,537, with unlimited expiration.

As of May 31, 2021, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of May 31, 2021, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets.  An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction,

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the six months ended May 31, 2021:

Average notional value of:
Options purchased	$16,829,078

K.	Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the (Fund’s) distributor at the close of the transaction, subject to Board approval.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the six months ended May 31, 2021, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the six months ended May 31, 2021, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2021, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$6,548,686	$8,109,625

There were no purchases or sales/maturities of long-term U.S. Government securities for the six months ended May 31, 2021.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2021 (estimate), and the year ended November 30, 2020, was as follows:

	May 31, 2021	November 30, 2020
Ordinary income	$382,219	$1,225,618

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$58,530,740
Gross tax unrealized appreciation	30,402,367
Gross tax unrealized depreciation	(5,973,612)
Net unrealized appreciation (depreciation)	24,428,755
Undistributed ordinary income	382,219
Undistributed long-term capital gain	—
Total distributable earnings	382,219
Other accumulated gain/(loss)	(5,924,516)
Total accumulated gain/(loss)	$18,886,458

NOTE 6 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2021 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 – May 31, 2021).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2021 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2020 –
	December 1, 2020	May 31, 2021	May 31, 2021 [1]
Actual	$1,000.00	$1,249.50	$6.17
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the half-year period).

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at 1-855-654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-PORT. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-PORT is available without charge, upon request, by calling 1-855-654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 1-855-654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
1-855-OK-GOODX (1-855-654-6639)
www.goodhavenfunds.com
Ticker – GOODX
CUSIP – 38217G103

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     GoodHaven Funds Trust

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    July 28, 2021

By (Signature and Title)      /s/Lynn Iacona
Lynn Iacona, Treasurer and Principal Financial Officer

Date    July 28, 2021

* Print the name and title of each signing officer under his or her signature.